EXHIBIT 10.19



                          COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND SUCH LAWS OR REGISTRATION UNDER THE ACT AND SUCH LAWS IS NOT REQUIRED.

                         DOCUMENT SECURITY SYSTEMS, INC.

No. ____ Void after 500,000 Shares of Common Stock February 1, 2014


                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, for value received, IDT Venture Capital Corporation or its registered assigns (the "Holder") is entitled to acquire from Document Security Systems, Inc., a New York corporation (the "Company"), in whole or in part, up to an aggregate of 500,000 fully paid and nonassessable shares of Common Stock of the Company, at a per share purchase price equal to $2.50, subject to the provisions and upon the terms and conditions hereinafter set forth. The number and type of shares and the Current Warrant Price (as defined below) are subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

         As used herein, the terms "Common Stock" and "Common Shares" shall mean the Company's presently authorized common stock, par value $0.02 per share, and any stock into or for which such common stock may hereafter be converted or exchanged.

         1. Definitions.

         Unless the context otherwise requires, when used herein the following terms shall have the respective meanings set forth below:

         (a) "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Common Shares issuable upon exercise of this Warrant.

         (b) "Board" shall mean the board of directors of the Company.

         (c) "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

         (d) "Corporate Transaction" shall mean (x) any reorganization, consolidation, merger, share exchange or similar business combination transaction involving the Company with any other entity, (y) the sale, assignment, conveyance, transfer, lease or other disposition by the Company of all or substantially all of its assets or (z) the liquidation of the Company's assets or the dissolution of the Company.

         (e) "Current Warrant Price" shall mean the price at which a Common Share may be purchased at any date pursuant to the exercise of this Warrant on such date; the initial Current Warrant Price is stated in the preamble to this Warrant.

         (f) "Exercise Period" shall have the meaning set forth in Section 2 of this Warrant.

         (g) "Market Price" shall mean, with respect to a particular security, on any given day, the average of the highest and lowest reported sale prices regular way or, in case no such reported sales takes place on such day, the average of the highest asked and lowest bid prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (i) the average of the highest and lowest sale prices for such day reported by the Nasdaq Stock Market if such security is traded over-the-counter and quoted in the Nasdaq Stock Market, or (ii) if such security is so traded, but not so quoted, the average of the highest reported asked and lowest reported bid prices of such security as reported by the Nasdaq Stock Market or any comparable system, or (iii) if such security is not traded on the Nasdaq Stock Market or any comparable system, the average of the highest asked and lowest bid prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company in good faith for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board.

         (h) "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         (i) "Warrant" shall mean the warrant represented hereby, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         2. Term of Warrant.

         The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time during the period beginning on February 1, 2004 and ending at 11:59 p.m., New York City time, on February 1, 2014 (the "Exercise Period").

         3. Method of Exercise; Payment; Issuance of New Warrant.

         The purchase right represented by this Warrant may be exercised by the Holder at any time and from time to time during the Exercise Period, in whole or in part, by (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and (b) the payment to the Company of an amount equal to the Current Warrant Price multiplied by the number of shares then being purchased, at the election of the Holder in one of the following manners: (i) by certified or cashier's check or by wire transfer payable to the order of the Company, (ii) by having the Company withhold shares of Common Stock issuable upon exercise of this Warrant equal in value to the aggregate Current Warrant Price as to which this Warrant is so exercised (or any portion thereof) based on the Market Price of the Common Stock on the trading day prior to the date on which this Warrant is surrendered as aforesaid; (iii) by delivering to the Company shares of Common Stock equal in value to the aggregate Current Warrant Price as to which this Warrant is so exercised (or any portion thereof) based on the Market Price of the Common Stock on the trading day prior to the date on which this Warrant is surrendered as aforesaid; or (iv) any combination of the foregoing. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within a reasonable time, not to exceed three (3) business days thereafter, and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within a reasonable time, not exceeding such three (3)-business day period.

         4. Stock Fully Paid; Reservation of Shares; Listing.

         All Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, free from all preemptive rights and free from all taxes, liens, security interests and charges with respect to the issue thereof. Until the expiration of the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company will procure, at its sole expense, the listing of the shares issuable upon exercise of this Warrant on the principal stock exchange (or the Nasdaq Stock Market) on which the Common Stock is then listed or traded (if any). The Company agrees to take all action necessary to ensure that the shares issuable upon exercise of this Warrant may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange (or the Nasdaq Stock Market) on which such shares are listed or traded.

         5. Adjustment of Purchase Price and Number of Shares.

         The kind of securities purchasable upon the exercise of this Warrant, the Current Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of the following events:

         (a) Stock Splits, Subdivisions, Reclassifications and Combinations. If at any time the Company shall (i) fix a record date for the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Shares into a larger number of Common Shares or (iii) combine or reclassify its outstanding Common Shares into a smaller number of Common Shares, then, (A) the number of Common Shares issuable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares which a holder of the same number of Common Shares issuable upon exercise of this Warrant immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (B) the Current Warrant Price shall be adjusted to equal the quotient determined by dividing (1) the product of (x) the Current Warrant Price and (y) the number of Common Shares issuable upon exercise of this Warrant immediately prior to the adjustment, by (2) the new number of shares issuable upon exercise of this Warrant resulting from the adjustment made pursuant to clause (A) above.

         (b) Certain Other Distributions. If at any time the Company shall fix a record date for the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of (i) cash (other than ordinary cash dividends), (ii) any evidence of indebtedness of the Company or any subsidiary thereof, any shares of any Person or any other assets or property of any nature whatsoever (other than Common Shares or Convertible Securities) or
(iii) any warrants or other rights to subscribe for or purchase any evidence of indebtedness of the Company or any subsidiary thereof, any shares of any Person or any other assets or property of any nature whatsoever (other than Common Shares or Convertible Securities), then, in each such case, (A) the number of Common Shares issuable upon exercise of this Warrant shall be increased to equal the product of the number of Common Shares issuable upon exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, (x) the numerator of which is the Market Price per Common Share on such record date and
(y) the denominator of which is such Market Price per Common Share minus the amount of such cash (if any) and the fair market value (as reasonably determined in good faith by the Board and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares, other assets or property or warrants or other subscription or purchase rights distributable to a holder of one Common Share, and (B) the Current Warrant Price shall be reduced to equal
(x) the Current Warrant Price multiplied by the number of Common Shares issuable upon exercise of this Warrant immediately prior to such adjustment divided by
(y) the new number of shares issuable upon exercise of this Warrant resulting from the adjustment made pursuant to clause (A) above; provided, that if the event requiring adjustment by this Section 5(b) would cause the Current Warrant Price to be equal to or less than $0, no such adjustment shall be made and the Company shall distribute to each Holder such cash, any and all evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights that would be distributable to such Holder had such Holder exercised this Warrant immediately prior to such distribution.

         (c) Issuance of Additional Common Shares. If at any time the Company shall issue or sell any Additional Common Shares for consideration in an amount per Additional Common Share less than the Market Price as of the day of such issuance or sale, then (A) the number of shares of Common Stock for which this Warrant is exercisable shall be increased to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issuance or sale by a fraction (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares which the aggregate offering price of the total number of such Additional Common Shares would purchase at the Market Price (on the last trading day immediately preceding such issuance or sale) and
(B) the Current Warrant Price shall be reduced to a price determined by multiplying such Current Warrant Price by a fraction (x) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale and (y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issuance or sale.

         (d) Issuance of Warrants or Other Rights. If at any time the Company shall fix a record date for the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration received by the Company for any Additional Common Shares issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Market Price as of the day of such distribution, issuance or sale, then the Current Warrant Price and the number of Common Shares issuable upon exercise of this Warrant shall be adjusted as provided in Section 5(c) hereof on the basis that (i) the maximum number of Additional Common Shares issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and (ii) the Company shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Current Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made upon the actual issuance of such Common Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issuance of such Common Shares upon such conversion or exchange of such Convertible Securities.

         (e) Issuance of Convertible Securities. If at any time the Company shall fix a record date for the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration received by the Company for any Additional Common Shares issuable upon the conversion or exchange of such Convertible Securities shall be less than the Market Price as of the day of such distribution, issuance or sale, then the Current Warrant Price and the number of Common Shares issuance upon exercise of this Warrant shall be adjusted as provided in Section 5(c) hereof on the basis that (i) the maximum number of Additional Common Shares issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and (ii) the Company shall have received all of the consideration, if any, payable for such Convertible Securities as of the date of actual issuance of such Convertible Securities. No further adjustment of the Current Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made under this Section 5(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 5(d) hereof. No further adjustment of the Current Warrant Price or the number of shares issuable upon exercise of this Warrant shall be made upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities and, if any issuance or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments thereof have been or are to be made pursuant to other provisions of this Section 5, no further adjustments shall be made by reason of such issuance or sale.

         (f) Superseding Adjustment. If, at any time after any adjustment of the Current Warrant Price and the number of Common Shares issuable upon exercise of this Warrant shall have been made pursuant to Section 5(d) or 5(e) hereof as the result of any issuance of warrants, rights or Convertible Securities and either

(i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised or (ii) the consideration per share for which Common Shares are issuable pursuant to such warrants or rights, or such other Convertible Securities, shall be increased or decreased by virtue of provisions therein contained, then such previous adjustment shall be rescinded and annulled and the Additional Common Shares which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants or rights or other Convertible Securities on this Warrant on the basis of (x) treating the number of Additional Common Shares or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor and (y) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which Common Shares or other property are issuable under such warrants or rights or other Convertible Securities, whereupon a new adjustment of the Current Warrant Price and the number of Common Shares issuable upon exercise of this Warrant shall be made pursuant to Section 5(d) or 5(e) hereof, as appropriate, which new adjustment shall supersede the previous adjustment so rescinded and annulled; provided, however, that no rescission or recomputation adjustment shall be made under this
Section 5(f) in respect of any portion of this Warrant which has been exercised prior to the occurrence of any action otherwise requiring such rescission or recomputation adjustment.

         (g) Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 5:

                  (i) Computation of Consideration. To the extent that any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Common Shares or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting (x) any amounts paid or receivable for accrued interest or accrued dividends and (y) any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as reasonably determined in good faith by the Board. In case any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Common Shares or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as reasonably determined in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall reasonably determine to be attributable to such Additional Common Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Common Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the lowest amount of additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Common Shares issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the lowest amount of additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Shares, the Company shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (ii) When Adjustments to be Made; Rounding of Calculations; Minimum Adjustments. The adjustments required by this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur. All calculations under this Section 5 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. No adjustment in the Current Warrant Price or the number of Common Shares into which this Warrant is exercisable is required if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a Common Share, as the case may be; provided, however, that any adjustments which by reason of this Section 5(g)(ii) are not required to be made will be carried forward and given effect upon the earlier of (x) the date of any subsequent adjustment and (y) the date of exercise of this Warrant. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (iii) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then, thereafter, no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (iv) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 5 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, the Holder exercises this Warrant, then any Additional Common Shares issuable and other property distributable upon exercise by reason of such adjustment shall be held in escrow for the Holder by the Company to be issued and/or distributed to the Holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

                  (v) Challenge to Good Faith Determination. Whenever the Board shall be required to make a determination in good faith of the fair value of any item under this Section 5, such determination may be challenged by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to such Holder, with all costs thereof borne by the Company.

         (h) Corporate Transactions. In case of any Corporate Transaction or reclassification of Common Shares (other than a reclassification of Common Shares referred to in Section 5(a) hereof), any Common Shares issued or issuable upon exercise of this Warrant after the date of such Corporate Transaction or reclassification (or, in the case of a liquidation of assets or a dissolution, upon such liquidation or dissolution, without taking any further action) will be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Shares issuable (at the time of such Corporate Transaction or reclassification) upon exercise of this Warrant immediately prior to such Corporate Transaction or reclassification would have been entitled upon such Corporate Transaction or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Corporate Transaction or reclassification, if the holders of Common Shares have the right to elect the kind or amount of consideration receivable upon consummation of such Corporate Transaction or reclassification, then the Holder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Holder will receive upon exercise of this Warrant (or, in the case of a liquidation of assets or a dissolution, upon such liquidation or dissolution, without taking any further action). The foregoing provisions of this Section 5(h) shall similarly apply to successive Corporate Transactions or such reclassifications.

         (i) Other Action Affecting Common Shares. If at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 5 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the Holder, the number of Common Shares or other stock issuable upon exercise of this Warrant and/or the Current Warrant Price shall be adjusted in such manner as may be equitable in the circumstances.

         6. Notice of Adjustments.

         Whenever the Current Warrant Price or the number of Common Shares or the class or type of stock or other property issuable upon exercise of this Warrant shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 5(b) or 5(g)(i) hereof), the Current Warrant Price after giving effect to such adjustment and the number of shares then issuable upon exercise of this Warrant and (if such adjustment was made pursuant to Section 5(h) or 5(i) hereof) describing the number and kind of any other shares of stock or other property issuable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant at the address specified in Section 15(c) hereof, or at such other address as may be provided to the Company in writing by the Holder. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Shares.

         7. Fractional Shares.

         No fractional shares of Common Stock will be issued in conjunction with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Market Price then in effect.

         8. Compliance with Securities Act.

         The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued on exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Common Stock issued upon exercise of this Warrant shall be stamped and imprinted with a legend substantially in the following form, unless sold pursuant to an effective registration statement:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND SUCH LAWS OR REGISTRATION UNDER THE ACT AND SUCH LAWS IS NOT REQUIRED."

         The foregoing legend shall be removed from the certificates representing the Warrant and any shares of Common Stock issued upon exercise of the Warrant, at the request of the holder thereof, at such time as (i) they are sold pursuant to an effective registration statement, (ii) they become eligible for resale pursuant to Rule 144(k) or another provision of Rule 144 of the Act pursuant to which all or a portion of the Shares could be sold in a single transaction or (iii) an opinion of counsel is obtained to the effect that the proposed transfer is exempt from the Act.

         9. Transfer and Exchange of Warrant.

         This Warrant may be transferred or exchanged without the consent of the Company upon the Holder providing to the Company a written opinion by counsel reasonably satisfactory to the Company opining that the transfer or exchange will not violate any Federal or applicable state securities laws; provided, however, that no such opinion shall be required in connection with a transfer from any affiliate (within the meaning of Rule 405 under the Act) of IDT Corporation to IDT Corporation or any other affiliate thereof or from IDT Corporation to any affiliate thereof.

         10. Registration Rights.

         The Holder shall be entitled to certain registration rights with respect to the shares of Common Stock issuable upon exercise of this Warrant as set forth in that certain Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the original Holder hereof.

         11. Rule 144 Information.

         The Company covenants that it will file the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information as is described in Rule 144(c)(2) under the
Act). Upon the request of any Holder, the Company will deliver to such Holder a written statement that it has complied with such requirements.

         12. Merger or Consolidation of the Company.

         The Company shall not merge or consolidate into, or sell, transfer or lease all or substantially all of its property to, any other Person unless the successor, transferee or lessee corporation or other Person, as the case may be (if not the Company), (a) expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company and (b) expressly agrees to exchange, at the Holder's option, this Warrant for a warrant or warrants for such surviving corporation's or other Person's shares of capital stock on terms substantially similar to the terms under this Warrant.

         13. Indemnification.

         The Company agrees to indemnify and hold harmless the Holder, its officers, directors, employees, partners, agents and attorneys from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of (a) the Holder's exercise of this Warrant and/or ownership of any shares of Common Stock issued in consequence thereof or
(b) any litigation to which the Holder is made a party in its capacity as a shareholder or warrantholder of the Company; provided, however, that the Company shall not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the Holder's gross negligence or willful misconduct in its capacity as a shareholder or warrantholder of the Company.

         14. No Impairment.

         The Company shall not, by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         15. Miscellaneous.

         (a) No Rights as Shareholder. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         (b) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense (it being understood that any such expense must be reasonable), will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

         (c) Notice. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof in the U.S. mail if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

         (d) GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         (e) Amendments. This Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company and the Holder.

         (f) Successors and Assigns. Subject to the provisions of Section 9 hereof, (i) this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder and (ii) the provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

NYK 865878-2.055771.0043
This Warrant is dated as of the ____ day of _____________, 2003.


                                    DOCUMENT SECURITY SYSTEMS, INC.


                                    By:__________________________________
                                          Name:
                                          Title:

                                    EXHIBIT 1

                           FORM OF NOTICE OF EXERCISE



TO:      DOCUMENT SECURITY SYSTEMS, INC.

1. The undersigned hereby elects to purchase __________ shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in the following manner:

         Method(s) of Payment of aggregate Current Warrant Price: ______________

         -----------------------------------------------------------------------

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                  ------------------------------------
                           (Name)
                  ------------------------------------
                           (Address)
                  ------------------------------------




                                                   -----------------------------
                                                     Signature